NEWS RELEASE Cleveland-Cliffs Provides Preliminary Fourth-Quarter 2020 Results CLEVELAND – January 25, 2021 – Cleveland-Cliffs Inc. (NYSE: CLF) today announced its preliminary fourth-quarter financial results for the period ended December 31, 2020. The Company completed its acquisition of ArcelorMittal USA on December 9, 2020. Due to the extensive accounting integration associated with the transaction, only selected preliminary financial information is available at this time. The Company will announce its full fourth-quarter 2020 earnings results before the U.S. market open on Thursday, February 25, 2021. The preliminary results announced today cover the entire fourth-quarter 2020 period for both the AK Steel and legacy Cleveland-Cliffs businesses, and include the performance of Cleveland-Cliffs Steel (formerly ArcelorMittal USA) from the period of December 9, 2020, through December 31, 2020: • Fourth-quarter 2020 consolidated revenues of approximately $2.2 to $2.3 billion, a ~320% increase over the prior-year period. • Fourth-quarter 2020 adjusted EBITDA* of approximately $280 to $290 million, a ~150% increase over the prior year-period, and a six-year high. • Fourth-quarter 2020 steel sales volume of 1.9 million net tons. The state-of-the-art Direct Reduction plant recently built in Toledo, OH began operations in November of 2020, and production of Hot Briquetted Iron (HBI) started in December of 2020. Cliffs anticipates shipping HBI to third-party customers later in the first quarter of 2021, and expects the plant to reach its full production rate by the second quarter of 2021. Lourenco Goncalves, Cliffs’ Chairman, President, and CEO said: “We ended 2020 on a particularly high note. With the completion of our second transformational acquisition creating the largest flat-rolled steel producer in North America and the start-up of the most modern and environmentally friendly Direct Reduction plant in the world, Cliffs enters 2021 with the right size, the right product mix, and the right customer mix for the business environment in which we operate. Our fourth quarter strong results are just a sample of what we should be able to accomplish in 2021, when the contributions of the recent acquisition of ArcelorMittal USA and the sales of HBI to third-party customers will be fully reflected in the numbers. With the backdrop of a resilient steel pricing environment and the growing number of steel companies EXHIBIT 99.1

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 2 competing for an increasingly scarce scrap supply in 2021 and beyond, Cleveland-Cliffs will continue to benefit from our differentiated business model with self-sufficiency in pellets and HBI.” The Company invites interested parties to listen to a live broadcast of a conference call with securities analysts and institutional investors to discuss the results on February 25, 2021 at 10:00am ET. The call can be accessed at www.clevelandcliffs.com and will also be archived and available for replay at that address. * Adjusted EBITDA is a non-GAAP financial measure that management uses in evaluating operating performance. The presentation of this measure is not intended to be considered in isolation from, as a substitute for, or as superior to, the financial information prepared and presented in accordance with U.S. GAAP. The presentation of this measure may be different from non-GAAP financial measures used by other companies. We are unable to reconcile, without unreasonable effort, our expected adjusted EBITDA to its most directly comparable GAAP financial measure, net income, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability. This includes the finalization of the preliminary allocation of consideration to the net tangible and intangible assets acquired and liabilities assumed and associated tax impacts. For the same reasons, we are unable to address the probable significance of the unavailable information. Note: Deloitte & Touche LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. About Cleveland-Cliffs Inc. Cleveland-Cliffs is the largest flat-rolled steel producer in North America. Founded in 1847 as a mine operator, Cliffs also is the largest supplier of iron ore pellets in North America. In 2020, Cleveland-Cliffs acquired two major steelmakers, AK Steel and ArcelorMittal USA, vertically integrating its legacy iron ore business with quality-focused steel production and emphasis on the automotive end market. Cleveland- Cliffs’ fully integrated portfolio includes custom-made pellets and Hot Briquetted Iron (HBI); flat-rolled carbon steel, stainless, electrical, plate, tin and long steel products; as well as carbon and stainless steel tubing, hot and cold stamping and tooling. Headquartered in Cleveland, Ohio, Cleveland-Cliffs employs approximately 25,000 people across its mining, steel and downstream manufacturing operations in the United States and Canada. For more information, visit www.clevelandcliffs.com. Forward-Looking Statements This release contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These statements speak only as of the date of this release, and we undertake no ongoing obligation, other than that imposed by law, to update these statements. Uncertainties and risk factors that could affect our future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the finalization of

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 3 our financial statements as of and for the fourth quarter and year ended December 31, 2020, which may differ from our expectations and the preliminary estimated financial information provided in this release; severe financial hardship, bankruptcy, temporary or permanent shutdowns or operational challenges, due to the ongoing COVID-19 pandemic or otherwise, of one or more of our major customers, including customers in the automotive market, key suppliers or contractors, which, among other adverse effects, could lead to reduced demand for our products, increased difficulty collecting receivables, and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; uncertainty and weaknesses in global economic conditions, including downward pressure on prices caused by the COVID-19 pandemic, oversupply of imported products, reduced market demand and risks related to U.S. government actions with respect to Section 232, the USMCA and/or other trade agreements, treaties or policies; uncertainties associated with the highly competitive and highly cyclical steel industry and reliance on the demand for steel from the automotive industry; continued volatility of steel and iron ore prices and other trends, which may impact the price-adjustment calculations under certain of our sales contracts; our ability to cost-effectively achieve planned production rates or levels, including at our HBI production plant; our ability to successfully identify and consummate any strategic investments or development projects; increased market share of lighter-weight steel alternatives, including aluminum; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit cash flow available to fund working capital, planned capital expenditures, acquisitions, and other general corporate purposes or ongoing needs of our business; our actual economic iron ore reserves or reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; our ability to successfully diversify our product mix and add new customers; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; problems or uncertainties with sales volume or mix, productivity, transportation, environmental liabilities, employee-benefit costs and other risks of the steel and mining industries; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; our ability to maintain appropriate relations with unions and employees; the ability of our customers, joint venture partners and third-party service providers to meet their obligations to us on a timely basis or at all; events or circumstances that could impair or adversely impact the viability of a production plant or mine and the carrying value of associated assets, as well as any resulting impairment charges; uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures, infectious disease outbreaks and other unexpected events; adverse changes in interest rates, foreign currency rates and tax laws; the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; our ability to realize the anticipated benefits of the acquisitions of AK Steel and substantially all of the operations of ArcelorMittal USA and to successfully integrate the acquired businesses into our existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees, as well as realizing additional future synergies; additional debt we assumed or issued in connection with the acquisitions of AK Steel and substantially all of the operations of ArcelorMittal USA, as well as additional debt we incurred in connection with enhancing our liquidity during the COVID-19 pandemic, may negatively impact our credit profile and limit our financial flexibility; changes in the cost of raw materials and supplies; supply chain disruptions or poor quality of raw materials or supplies, including scrap, coal, coke and alloys; disruptions in, or failures of, our information technology systems, including those related to cybersecurity; unanticipated costs associated with healthcare, pension and OPEB obligations; business and management strategies for the maintenance, expansion and growth of the combined company's operations; and our ability to retain and hire key personnel, including within the AK Steel and ArcelorMittal USA businesses.

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 4 For additional factors affecting the business of Cliffs, refer to “Risk Factors” in Cliffs’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. You are urged to carefully consider these risk factors. Source: Cleveland-Cliffs Inc. MEDIA CONTACT: Patricia Persico Director, Corporate Communications (216) 694-5316 INVESTOR CONTACT: Paul Finan Vice President, Investor Relations (216) 694-6544 ###